Table of Contents

      USAA Family of Funds                            1
      Message from the President                      2
      Investment Review                               4
      Message from the Manager                        5
      Financial Information:
         Independent Auditors' Report                 7
         Portfolio of Investments                     8
         Notes to Portfolio of Investments           12
         Statement of Assets and Liabilities         13
         Statement of Operations                     14
         Statement of Changes in Net Assets          15
         Notes to Financial Statements               16


Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Science & Technology Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.







USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
   Strategy(3)                     Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

On June 14, 1998, my wife attended a baby shower given for her daughter, Andrea. That evening, in addition to many nice gifts, Andrea had another surprise, a new baby boy, James Kade Broyles. James was our fourth grandchild to receive an Investart(Registered Trademark) account. His account is in the USAA Growth & Income Fund. These accounts point up at this time some things I have long believed.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board appears here]

Shortly after we opened James' account, the stock market began to feel the effects of long-simmering problems. There was the Asian crisis, Russia in turmoil, a worsening trade deficit, and very high stock valuations. Suddenly, the mood changed. There were several days of market drops well over 100 points on the Dow. The August 8 edition of The Economist has a picture of a bear on the cover under the caption "Grin and bear it." So, how do we feel about the four InveStart accounts? We feel just fine!

The reason is that we have a match between our objective and our risk tolerance. These accounts are aimed at events 15 to 17 years from now, college for four grandchildren. We are certain that between then and now, the market will fluctuate. I think we're better off to keep adding to the InveStart accounts, because I believe the risk and potential reward are in harmony.

Whatever your investment situation, I believe it is possible to achieve this kind of match between risk and potential reward that can help you with your investment program.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

A systematic plan, such as Investart, does not assure a profit or protect against loss in declining markets.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.








Investment Review

USAA SCIENCE & TECHNOLOGY FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Primarily common stocks.

--------------------------------------------------------------------------------
                                                                 7/31/98
--------------------------------------------------------------------------------
  Net Assets                                                 $111.3 Million
  Net Asset Value Per Share                                      $11.17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/98
--------------------------------------------------------------------------------
  1 Year                                                         11.70%(+)
--------------------------------------------------------------------------------


(+) The Fund commenced operations on August 1, 1997.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.








CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund, the Lipper Science & Technology Funds Average, and the S&P 500 Index for the period of 08/01/97 through 07/31/98. The data points from the graph are as follows:

                                       Lipper Science &
               USAA Science &          Technology Funds       S&P 500
               Technology Fund             Average             Index
              -----------------        ----------------      ----------

08/01/97         $10,000                   $10,000           $10,000
08/31/97           9,380                    10,040             9,440
09/30/97           9,800                    10,561             9,957
10/31/97           9,200                     9,562             9,625
11/30/97           9,240                     9,454            10,070
12/31/97           9,070                     9,126            10,243
01/31/98           9,450                     9,341            10,356
02/28/98          10,540                    10,414            11,102
03/31/98          10,660                    10,630            11,670
04/30/98          11,020                    11,051            11,790
05/31/98          10,390                    10,248            11,588
06/30/98          11,170                    10,993            12,058
07/31/98          11,170                    10,789            11,931

Data since inception on 8/1/97 through 7/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the S&P 500 Index and the Lipper Science & Technology Funds Average, an average performance level of all science & technology funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.








Message from the Manager

[Photograph of Portfolio Manager, Curt Rohrman, CFA, appears here]

"It's different this time." Investors spend quite a bit of time contemplating whether this economic cycle and this bull market are different from the past. We believe everything is in fact different this time, with scientific and technological developments at the root of the change.

STRATEGY
Your USAA Science & Technology Fund seeks to exploit these changes. We invest in a broad spectrum of outstanding companies, each developing technologies to ensure that life will be not just different, but better - technologies as diverse as internet phone calls, enterprise resource planning software, treatments for Parkinson's and Alzheimer's, agricultural biotechnology, and multiwave array seismic surveys.

FUND PERFORMANCE
The stock market's performance during the latest six months was certainly different from the initial six months of the USAA Science & Technology Fund. The Fund performed well during the most recent period, with a total return of 18.2% from January 31, 1998 to July 31, 1998, compared with a 15.2% total return for the S&P 500 Index.(1) Technology and healthcare stocks contributed gains in excess of the overall market, while our broad-based approach dampened the volatility inherent in traditional technology stocks. Other technology funds, as measured by Lipper's average,(2) increased 15.8% over the past 6 months.

(1) Your Fund's total return since inception on 8/1/97 is 11.7%. Past performance is no guarantee of future results.
(2)  See page 4 for the Lipper Average definition.

OUTLOOK
Our outlook for science and technology stocks remains bullish for the near and long term horizons - largely because we believe technology is a critical element sustaining this economic cycle and this bull market. Just a few examples include: technology provides better information for accurate measurement and management of production cycles on a micro and a macro level; technology allows productivity enhancements sufficient to offset moderate increases in labor costs; and technology affords lower-cost healthcare through substitution of pharmaceuticals for hospital days.


------------------------------------------
        TOP 10 EQUITY HOLDINGS
           (% OF NET ASSETS)
------------------------------------------
Cisco Systems                      3.6
Dell Computer                      3.4
Medtronic                          3.1
American International Group       3.0
Schering-Plough                    3.0
Applied Materials                  3.0
CVS                                2.9
Pfizer                             2.9
Lucent Technologies                2.8
Intel                              2.8
------------------------------------------


------------------------------------------
            TOP 10 INDUSTRIES
            (% OF NET ASSETS)
------------------------------------------
Drugs                              9.9
Electronics-Semiconductors         9.0
Computer Software & Service        8.4
Communication Equipment            6.3
Computer-Networking                5.8
Computer-Hardware                  5.5
Medical Products & Supplies        5.3
Retail-Drugs                       5.0
Healthcare-Diversified             5.0
Equipment-Semiconductors           4.4
------------------------------------------


See page 8 for a complete listing of the Portfolio of Investments.









Independent Auditors' Report

The Shareholders and Board of Directors

USAA SCIENCE & TECHNOLOGY FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Science & Technology Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and the related statement of operations, the statement of changes in net assets, and financial highlights, presented in note 7 to the financial statements, for the period from August 1, 1997 (commencement of operations) through July 31, 1998. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 1, 1997 (commencement of operations) through July 31, 1998, in conformity with generally accepted accounting principles.

                                   KMPG Peat Marwick LLP

San Antonio, Texas
September 4, 1998








USAA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS

July 31, 1998

                                                                        Market
   Number                                                               Value
 of Shares                 Security                                     (000)
--------------------------------------------------------------------------------

                      COMMON STOCKS (97.7%)

               Advertising/Marketing (2.3%)
   58,000      Snyder Communications, Inc. *                            $  2,606
                                                                     -----------
               Chemicals (2.2%)
   44,000      Monsanto Co.                                                2,492
                                                                     -----------
               Communication Equipment (6.2%)
   34,000      Lucent Technologies, Inc.                                   3,143
  104,000      Pairgain Technologies, Inc. *                               1,404
   32,000      Tellabs, Inc. *                                             2,409
                                                                     -----------
                                                                           6,956
                                                                     -----------
               Computer - Hardware (5.5%)
   35,000      Dell Computer Corp. *                                       3,801
   42,000      Hewlett-Packard Co.                                         2,331
                                                                     -----------
                                                                           6,132
                                                                     -----------
               Computer - Networking (5.8%)
   55,000      Ascend Communications, Inc. *                               2,446
   42,000      Cisco Systems, Inc. *                                       4,021
                                                                     -----------
                                                                           6,467
                                                                     -----------
               Computer - Peripherals (1.0%)
   47,000      Seagate Technology, Inc. *                                  1,069
                                                                     -----------
               Computer Software & Service (8.4%)
   56,000      J.D. Edwards & Co. *                                        2,093
   25,000      Microsoft Corp. *                                           2,748
   49,000      Network Associates, Inc. *                                  2,337
   57,000      Synopsys, Inc. *                                            2,166
                                                                     -----------
                                                                           9,344
                                                                     -----------
               Drugs (9.9%)
   29,000      Pfizer, Inc.                                                3,190
   34,000      Schering-Plough Corp.                                       3,289
   45,000      SmithKline Beecham plc ADR "A"                              2,576
   50,000      Zeneca Group plc ADR                                        1,941
                                                                     -----------
                                                                          10,996
                                                                     -----------
               Electronics - Semiconductors(9.0%)
  112,000      Analog Devices, Inc. *                                      2,408
   37,000      Intel Corp.                                                 3,124
   33,000      Linear Technology Corp.                                     1,974
   42,000      Texas Instruments, Inc.                                     2,491
                                                                     -----------
                                                                           9,997
                                                                     -----------
               Equipment - Semiconductors (4.4%)
   98,000      Applied Materials, Inc. *                                   3,283
   40,000      Tegal Corp. *                                                 150
   65,000      Teradyne, Inc. *                                            1,491
                                                                     -----------
                                                                           4,924
                                                                     -----------
               Finance - Diversified (1.1%)
   25,000      Federal Home Loan Mortgage Corp.                            1,181
                                                                     -----------
               Healthcare - Diversified (5.0%)
   22,000      Bristol-Myers Squibb Co.                                    2,506
   39,000      Johnson & Johnson, Inc.                                     3,013
                                                                     -----------
                                                                           5,519
                                                                     -----------
               Healthcare - Specialized Services (3.7%)
   96,000      HBO & Co.                                                   2,829
   20,000      IMS Healthcare, Inc.                                        1,256
                                                                     -----------
                                                                           4,085
                                                                     -----------
               Hospitals (2.1%)
   79,000      Tenet Healthcare Corp. *                                    2,365
                                                                     -----------
               Insurance - Multi-Line Companies (3.0%)
   22,000      American International Group, Inc.                          3,318
                                                                     -----------
               Internet Services (0.4%)
    8,000      broadcast.com, Inc. *                                         437
                                                                     -----------
               Major Regional Banks (3.4%)
   30,000      First Tennessee National Corp.                                941
   13,000      Fleet Financial Group, Inc.                                 1,117
   25,000      Mellon Bank Corp.                                           1,685
                                                                     -----------
                                                                           3,743
                                                                     -----------
               Medical Products & Supplies(5.3%)
   27,000      Boston Scientific Corp. *                                   2,069
   55,000      Medtronic, Inc.                                             3,407
   60,000      Nanogen, Inc. *                                               450
                                                                     -----------
                                                                           5,926
                                                                     -----------
               Money Center Banks (1.9%)
   36,000      First Union Corp.                                           2,169
                                                                     -----------
               Oil & Gas - Drilling/Equipment (1.4%)
   15,000      BJ Services Co. *                                             316
   20,000      Schlumberger Ltd.                                           1,211
                                                                     -----------
                                                                           1,527
                                                                     -----------
               Retail - Drugs (5.0%)
   78,000      CVS Corp.                                                   3,198
   77,000      Duane Reade, Inc. *                                         2,324
                                                                     -----------
                                                                           5,522
                                                                     -----------
               Services - Commercial & Consumer (2.7%)
   59,000      Applied Graphics Technologies, Inc. *                       3,046
                                                                     -----------
               Services - Data Processing (2.4%)
   75,000      Sungard Data Systems, Inc. *                                2,672
                                                                     -----------
               Telecommunications - Long Distance (3.1%)
   10,000      MCI Communications Corp.                                      648
   53,000      WorldCom, Inc. *                                            2,802
                                                                     -----------
                                                                           3,450
                                                                     -----------
               Telephones (2.5%)
   68,000      SBC Communications Corp.                                    2,780
                                                                     -----------

               Total common stocks (cost: $96,324)                       108,723
                                                                     -----------

 Principal
  Amount
  (000)
------------
                      SHORT-TERM (3.4%)
               U.S. Government & Agency Issues
   $3,778      Federal Home Loan Mortgage Corp.,
                 5.56%, 8/03/98  (cost: $3,777)                            3,777
                                                                     -----------
               Total investments (cost: $100,101)                       $112,500
                                                                     ===========







USAA SCIENCE & TECHNOLOGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 5.1% of net assets at July 31, 1998.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing.


See accompanying notes to financial statements.







USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1998


ASSETS
   Investments in securities, at market value
     (identified cost of $100,101)                                   $  112,500
   Cash                                                                     175
   Receivables:
      Capital shares sold                                                   340
      USAA Transfer Agency Company                                            2
      Dividends                                                              55
                                                                     -----------
            Total assets                                                113,072
                                                                     -----------
LIABILITIES
   Securities purchased                                                   1,336
   Capital shares redeemed                                                  273
   USAA Investment Management Company                                        72
   Accounts payable and accrued expenses                                     73
                                                                     -----------
         Total liabilities                                                1,754
                                                                     -----------
            Net assets applicable to capital shares outstanding      $  111,318
                                                                     ===========
REPRESENTED BY:
   Paid-in capital                                                   $   99,481
   Accumulated net realized loss on investments                            (562)
   Net unrealized appreciation of investments                            12,399
                                                                     -----------
            Net assets applicable to capital shares outstanding        $111,318
                                                                     ===========
   Capital shares outstanding                                             9,961
                                                                     ===========
   Authorized shares of $.01 par value                                  105,000
                                                                     ===========
   Net asset value, redemption price, and offering price per share   $    11.17
                                                                     ===========


See accompanying notes to financial statements.








USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1998*

Net investment loss:
   Income:
      Dividends                                                      $      294
      Interest                                                              208
                                                                     -----------
         Total income                                                       502
                                                                     -----------
   Expenses:
      Management fees                                                       522
      Transfer agent's fees                                                 249
      Custodian's fees                                                       46
      Postage                                                                32
      Shareholder reporting fees                                              9
      Directors' fees                                                         3
      Registration fees                                                      82
      Professional fees                                                      32
      Other                                                                   5
                                                                     -----------
         Total expenses                                                     980
                                                                     -----------
            Net investment loss                                            (478)
                                                                     -----------
Net realized and unrealized gain/(loss) on investments:
   Net realized loss                                                       (562)
   Change in net unrealized appreciation/depreciation                    12,399
                                                                     -----------
            Net realized and unrealized gain                             11,837
                                                                     -----------
Increase in net assets resulting from operations                     $   11,359
                                                                     ===========

* Fund commenced operations August 1, 1997.

See accompanying notes to financial statements.







USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

 Year ended July 31, 1998*

From operations:
   Net investment loss                                               $     (478)
   Net realized loss on investments                                        (562)
   Change in net unrealized appreciation/
     depreciation of investments                                         12,399
                                                                     -----------
      Increase in net assets resulting from operations                   11,359
                                                                     -----------
From capital share transactions:
   Proceeds from shares sold                                            120,796
   Cost of shares redeemed                                              (20,837)
                                                                     -----------
      Increase in net assets from capital share transactions             99,959
                                                                     -----------
Net increase in net assets                                              111,318
Net assets:
   Beginning period                                                          --
                                                                     -----------
   End of period                                                     $  111,318
                                                                     ===========
Change in shares outstanding:
   Shares sold                                                           11,974
   Shares redeemed                                                       (2,013)
                                                                     -----------
      Increase in shares outstanding                                      9,961
                                                                     ===========


* Fund commenced operations August 1, 1997.

See accompanying notes to financial statements.





USAA SCIENCE & TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's primary investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 80% of the Fund's assets in equity securities that are expected to benefit from the development and use of scientific and technological advances and improvements.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated net investment loss and decrease paid-in capital by $478,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.


(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 1998, the Fund had capital loss carryovers for federal income tax purposes of approximately $470,000 which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely that the Fund's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expired.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1998 were $146.2 million and $49.3 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1998 was $17.2 million and $4.8 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1998 was $12,000.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1998, the Association and its affiliates owned 2 million shares (20.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout the period is as follows:

                                                                     Year Ended
                                                                      July 31,
                                                                       1998*
                                                                  --------------
Net asset value at beginning of period                             $   10.00
Net investment loss                                                     (.07)(a)
Net realized and unrealized gain                                        1.24
                                                                  --------------
Net asset value at end of period                                   $   11.17
                                                                  ==============
Total return (%)                                                       11.70
Net assets at end of period (000)                                  $ 111,318
Ratio of expenses to average net assets (%)                             1.42
Ratio of net investment loss to average net assets (%)                  (.69)
Portfolio turnover (%)                                                 76.31


*  Fund commenced operations August 1, 1997.
(a)Calculated using weighted average shares.






DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777